Exhibit 99.2
Boise Cascade Holdings, L.L.C.
Quarterly Statistical Information

	2011
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	50.8%	45.6%	45.6%		47.1%
EWP Sales	10.8%	12.1%	12.9%		12.0%
General Line Sales	38.4%	42.3%	41.5%		40.9%
Total Sales (000)	$377,796	$470,691	$501,458		$1,349,945
Depreciation & Amortization (000)	$2,048	$2,050	$2,124		$6,222
Capital Spending (000)	$1,119	$1,277	$4,269		$6,665

Wood Products
LVL Sales Volume (MCF)	1,599	1,780	1,929		5,308
I-joist Sales Volume (MELF)	22,063	31,525	30,521		84,109
Plywood Sales Volume (MSF 3/8")	240,194	285,764	296,040		821,998
Lumber Sales Volume (MBF)	38,099	38,331	39,230		115,660
Particleboard Sales Volume (MSF 3/4")	18,320	19,170	20,563		58,053
LVL Mill Net Sales Price ($/CF)	$16.14	$15.93	$15.53		$15.85
I-joist Mill Net Sales Price ($/MELF)	$974	$976	$958		$969
Plywood Net Sales Price ($/MSF 3/8")	$232	$230	$229		$230
Lumber Net Sales Price ($/MBF)	$410	$419	$437		$422
Particleboard Mill Net Sales Price ($/MSF 3/4")	$315	$322	$327		$322
Depreciation & Amortization (000)	$6,797	$7,129	$7,172		$21,098
Capital Spending (000)[1]	$8,478	$5,700	$4,444		$18,622

Total Company
EBITDA (000)[2]	$(5,555)	$3,925	$10,563		$8,933
Net Debt (000) [2]	$36,805	$16,732	$16,435

[1] Capital spending presented for the three months ended June 30, 2011, and the nine months ended September 30, 2011, does not include $5.8 million of cash paid for the acquisitions of businesses and facilities.

[2] Reconciliations of net loss (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

Boise Cascade Holdings, L.L.C.
Quarterly Statistical Information (continued)

	2010
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	50.9%	49.7%	48.5%	49.0%	49.5%
EWP Sales	11.0%	10.7%	11.7%	11.9%	11.3%
General Line Sales	38.1%	39.6%	39.8%	39.1%	39.2%
Total Sales (000)	$389,118	$515,434	$470,725	$402,692	$1,777,969
Depreciation & Amortization (000)	$1,829	$1,802	$1,860	$1,966	$7,457
Capital Spending (000)	$1,054	$905	$6,106	$4,817	$12,882

Wood Products
LVL Sales Volume (MCF)	1,672	1,902	1,570	1,428	6,572
I-joist Sales Volume (MELF)	23,856	31,711	26,980	23,013	105,560
Plywood Sales Volume (MSF 3/8")	233,558	279,058	307,620	267,658	1,087,894
Lumber Sales Volume (MBF)	35,904	38,696	36,813	37,425	148,838
Particleboard Sales Volume (MSF 3/4")	20,181	20,079	20,830	20,751	81,841
LVL Mill Net Sales Price ($/CF)	$14.86	$15.37	$16.01	$15.98	$15.53
I-joist Mill Net Sales Price ($/MELF)	$902	$938	$949	$956	$937
Plywood Net Sales Price ($/MSF 3/8")	$230	$290	$247	$219	$248
Lumber Net Sales Price ($/MBF)	$415	$471	$420	$387	$424
Particleboard Mill Net Sales Price ($/MSF 3/4")	$305	$320	$306	$301	$308
Depreciation & Amortization (000)	$6,664	$6,701	$6,810	$6,921	$27,096
Capital Spending (000)	$2,191	$5,847	$6,259	$8,562	$22,859

Total Company
EBITDA (000) [1,2]	$25,355	$18,839	$7,711	$(2,592)	$49,313
Net Debt (Cash) (000) [1]	$(32,938)	$(36,402)	$(57,410)	$(45,046)

[1] Reconciliations of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net cash are provided as an appendix.
2 EBITDA includes $27.2 million of income, net, related to our investment in Boise Inc. for the three months ended March 31, 2010, and for the year ended December 31, 2010. In first quarter 2010, we sold all of our remaining investment in Boise Inc. For more information related to our investment in Boise Inc., see the Notes to Consolidated Financial Statements in our 2010 Form 10-K. EBITDA also includes $4.6 million of income for cash received from a litigation settlement related to vendor product pricing for the three months ended September 30, 2010, and for the year ended December 31, 2010.

Boise Cascade Holdings, L.L.C.
Quarterly Statistical Information (continued)

	2009
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	48.1%	44.4%	45.4%	47.9%	46.3%
EWP Sales	9.8%	10.4%	11.9%	12.0%	11.0%
General Line Sales	42.1%	45.2%	42.7%	40.1%	42.7%
Total Sales (000)	$335,022	$433,662	$472,172	$368,911	$1,609,767
Depreciation & Amortization (000)	$1,933	$1,913	$1,880	$1,835	$7,561
Capital Spending (000) [1]	$337	$692	$1,768	$1,704	$4,501

Wood Products
LVL Sales Volume (MCF)	1,105	1,362	1,734	1,444	5,645
I-joist Sales Volume (MELF)	15,655	22,446	27,351	21,518	86,970
Plywood Sales Volume (MSF 3/8")	246,292	245,754	260,632	239,517	992,195
Lumber Sales Volume (MBF)	30,283	34,760	44,807	36,623	146,473
Particleboard Sales Volume (MSF 3/4")	18,448	20,527	22,486	18,612	80,073
LVL Mill Net Sales Price ($/CF)	$15.24	$15.30	$15.08	$14.11	$14.92
I-joist Mill Net Sales Price ($/MELF)	$900	$911	$908	$857	$895
Plywood Net Sales Price ($/MSF 3/8")	$200	$210	$226	$217	$213
Lumber Net Sales Price ($/MBF)	$304	$317	$374	$385	$349
Particleboard Mill Net Sales Price ($/MSF 3/4")	$347	$343	$332	$312	$333
Depreciation & Amortization (000)	$9,072	$9,421	$7,635	$6,868	$32,996
Capital Spending (000) [2]	$3,880	$3,176	$3,073	$2,170	$12,299

Total Company
EBITDA (000) [3,4]	$(71,360)	$26,784	$41,108	$47,579	$44,111
Net Debt (000) [3]	$113,602	$98,556	$89,017	$16,045

[1] Capital spending presented for the three months ended June 30, 2009, and for the year ended December 31, 2009, does not include $0.9 million of cash paid for a truss assembly operation and EWP sales office in Saco and Biddeford, Maine, respectively.

[2] Capital spending presented for the three months ended June 30, 2009, and for the year ended December 31, 2009, does not include $3.7 million cash paid for a sawmill in Pilot Rock, Oregon.
[3] Reconciliations of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.
4 EBITDA includes income (expense), net, of $(40.0) million, $30.3 million, $29.2 million, and $59.9 million for the three months ended March 31, June 30, September 30, and December 31, 2009, and $79.4 million of income for the year ended December 31, 2009, related to our investment in Boise Inc. For more information related to our investment in Boise Inc., see the Notes to Consolidated Financial Statements in our 2010 Form 10-K.

Appendix
Reconciliation of Non-GAAP Financial Measures
(000)

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, depreciation and amortization. The following table reconciles net loss to EBITDA for the three months ended March 31, 2011, June 30, 2011, and September 30, 2011, and for the nine months ended September 30, 2011:

	2011
	Q1	Q2	Q3	Q4	YTD

Net loss	$(19,001)	$(9,861)	$(3,711)		$(32,573)
Interest expense	4,589	4,584	5,001		14,174
Interest income	(146)	(77)	(91)		(314)
Income tax provision	96	38	12		146
Depreciation and amortization	8,907	9,241	9,352		27,500
EBITDA	$(5,555)	$3,925	$10,563		$8,933

The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010, and for the year ended December 31, 2010:

	2010
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$11,394	$4,332	$(5,615)	$(16,212)	$(6,101)
Interest expense	5,520	6,021	4,721	4,743	21,005
Interest income	(194)	(199)	(249)	(148)	(790)
Income tax provision	45	90	95	70	300
Depreciation and amortization	8,590	8,595	8,759	8,955	34,899
EBITDA	$25,355	$18,839	$7,711	$(2,592)	$49,313

The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, and December 31, 2009, and for the year ended December 31, 2009:

	2009
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(88,181)	$9,311	$26,205	$33,608	$(19,057)
Interest expense	5,616	6,135	5,389	5,380	22,520
Interest income	(397)	(178)	(185)	(126)	(886)
Income tax provision	483	68	72	37	660
Depreciation and amortization	11,119	11,448	9,627	8,680	40,874
EBITDA	$(71,360)	$26,784	$41,108	$47,579	$44,111

Appendix
Reconciliation of Non-GAAP Financial Measures
(000)

Net debt (cash) includes long-term debt owed to third parties, less cash and cash equivalents. The following table reconciles total debt to net debt at March 31, 2011, June 30, 2011, and September 30, 2011:

	2011
	Q1	Q2	Q3	Q4

Long-term debt	$219,560	$219,560	$219,560
Less cash and cash equivalents	(182,755)	(202,828)	(203,125)
Net debt	$36,805	$16,732	$16,435

The following table reconciles total debt to net debt (cash) at March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010:
	2010
	Q1	Q2	Q3	Q4

Long-term debt	$303,146	$228,146	$228,146	$219,560
Less cash and cash equivalents	(336,084)	(264,548)	(285,556)	(264,606)
Net debt (cash)	$(32,938)	$(36,402)	$(57,410)	$(45,046)

The following table reconciles total debt to net debt at March 31, 2009, June 30, 2009, September 30, 2009, and December 31, 2009:

	2009
	Q1	Q2	Q3	Q4

Long-term debt	$303,146	303,146	303,146	303,146
Less cash and cash equivalents	(189,544)	(204,590)	(214,129)	(287,101)
Net debt	$113,602	$98,556	$89,017	$16,045